UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street Milwaukee, Wisconsin			53202
(Address of principal executive offices)			(Zip code)

Christopher E. Kashmerick Trust for Advised Portfolios 2020 East Financial Way, Suite 100 Glendora, CA 91741
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(626) 914-7385

Date of fiscal year end:	September 30

Date of reporting period:	September 30, 2015

Item 1. Reports to Stockholders.

ZIEGLER STRATEGIC INCOME FUND

– INVESTOR CLASS (ZLSCX)

– INSTITUTIONAL CLASS (ZLSIX)

ANNUAL REPORT TO SHAREHOLDERS

SEPTEMBER 30, 2015

www.zcmfunds.com

Ziegler Strategic Income Fund

LETTER TO SHAREHOLDERS

Annual period ending 9.30.15

The Ziegler Strategic Income Fund (the "Fund") continues to offer an attractive alternative to traditional bond funds. The ever-present interest rate and credit risks in the market were accompanied by bouts of heightened price volatility during the latter part of the fiscal year. The Fund is flexible in its mandate and mitigates unwanted risks, particularly interest rate risk. The Fund also reduces its exposure to factors such as credit spread risk when desirable and maintains a base line hedge to protect against sharp moves and to reduce overall fund volatility. Our ability to move across products, focus on credit analysis, as well as our hedging capabilities makes our Fund both disciplined and opportunistic. We continue to hold a variety of asset classes where we see value including convertibles, mortgages, term loans, preferreds and credit and structured products.

During the past fiscal year, markets experienced relatively higher bouts of volatility, particularly in the fourth quarter. The fourth quarter was pronounced in its dislocations of High Yield credit. At September 30, 2015, credit spreads were at four year highs. This asset class looked relatively attractive as fundamentals remained sound and credit spreads were wide. Given these dynamics of wider spreads and the associated lower dollar prices of many issues, the Fund is in an improved position to offer income and potential capital appreciation.

Total return for the twelve month period through September 30, 2015 was -3.18% for the Institutional Class and -3.41% for the Investor Class, on a cumulative basis. Over that same period, the Citigroup 3-Month T-Bill Index, a well-known "risk free" benchmark, returned 0.016%, and the Barclays Capital U.S. Aggregate Bond Index, a widely used investment grade bond index, generated a return of 2.94%, also on a cumulative basis. The Barclays Capital U.S. Intermediate Aggregate Bond Index generated a return of 2.95% during the same twelve month period. The duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index is much closer to that of the Fund as compared to the Barclays Capital U.S. Aggregate Bond Index, albeit both are exposed to the investment grade universe and not the high yield universe.

The Fund is focused on providing capital appreciation and high current income with low volatility. To achieve this mandate, the Fund is an active participant in various credit markets where analysis and evaluation are of paramount importance in selecting individual issuers in which to invest. We are deeply rooted in fundamental credit analysis and we carefully assess and monitor the credit quality of each of the companies in which we allocate capital. We place particular emphasis on the level and volatility of a company's cash flows relative to their debt service obligations, among other metrics. Our approach and expertise allow us to do deep fundamental analysis and select the best risk adjusted instrument in which to invest.

In addition, the Fund employs a base-line hedging strategy designed to provide protection against declines in asset prices from rising interest rates and wider credit spreads. The hedging instruments we use include U.S. Treasury securities, options on high yield indices, exchange-traded funds (ETFs), and total return swaps. In addition, we use individual credits as hedges.

Investment results over the annual period ending September 30, 2015 were driven by the performance of the high yield, preferred, term loan, mortgage and convertible markets and our decision to decrease the portfolio's exposure to high yield corporate bonds. At the end of September 2014, the portfolio had investments in high yield bonds of 73% of total net assets, preferred securities of 7% and convertibles securities of 8%. At the end of September 2015, the portfolio had investments in high yield bonds of 45% of total net assets, asset backed mortgage of 6%, preferred securities of 3%, term loans of 18%, mortgage backed securities of 20% and convertible bonds of 5%. Investments in total income producing securities totaled 97% of total net assets.

The portfolio is nearly fully invested in a variety of yield producing instruments, including investment grade and high yield corporate bonds, convertible bonds and preferred securities based on the Fund's risk tolerance for today's market. The Fund continues to have exposure to the banking sector through the preferred security market as we believe that the yield premium offered in that market more than compensates for the lower positioning in the capital structure. The Fund has established an allocation mortgage back securities and term loans as a means of attaining exposure to attractive yields with good credit characteristics. Both allocations are relatively defensive in nature as they are secured financing which allow for much more credit support in the event of a credit problem. Term loans are also floating rate instruments and thus are not exposed to interest rates moving up.

Ziegler Strategic Income Fund

LETTER TO SHAREHOLDERS (Continued)

Annual period ending 9.30.15

We remain constructive on credit going forward, albeit a bit cautiously given the rise in market volatility in the last quarter of the fiscal year as well as in the first couple of months of the new fiscal year. The overall rise in credit spreads over the last quarter, coupled with still healthy fundamentals, create an attractive risk / return opportunity. We continue to favor investments in companies having relatively stable business profiles that produce positive free cash flow with relatively conservative balance sheets within their industry as a hedge against the potential for corporate re-leveraging. We believe current low default rates will remain for the foreseeable future and therefore we remain comfortable being nearly fully invested. The Fund is positioned for what we expect will be higher trending interest rates over time as well as slightly tighter credit spreads.

We thank you for the confidence and trust you place in us and we pledge to continue our hard work to carefully assess the risk and return of each of the investments we make on your behalf.

Sincerely,

Paula Horn
Chief Investment Officer, Lead Portfolio Manager

Brian Schuster
Senior Portfolio Manager

15-01063

Past performance is not a guarantee of future results.

Opinions expressed are those of the Investment Manager, are subject to change, are not guaranteed, and should not be considered investment advice.

The report must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. Prices of bonds tend to move inversely with changes in interest rates. Some bonds may be redeemed before their maturity date and the Fund may have to reinvest the proceeds in an investment offering a lower yield. Failure of an issuer to make timely interest or principal payments or a perceived or real decline in the credit quality of a bond can cause a bond's price to fall. The Fund may also invest in non-investment grade securities, which involve greater credit risk, including the risk of default. The prices of high yield bonds are more sensitive to changing economic conditions and can fall dramatically in response to negative news about the issuer or its industry, or the economy in general. Prices for fixed income securities, while normally relatively stable, have experienced a higher than normal degree of volatility due to perceived credit risk and resultant sharp decrease in liquidity. The Fund may lose money if the strategy does not achieve the Fund's objective or implement the strategy properly. The value of securities may fluctuate rapidly and sometimes unpredictably. A credit default swap enables an investor to buy or sell protection against a credit event in which the Fund may have to pay the counterparty or receive no benefit for the premium paid. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls and potentially have unlimited risk. Derivatives can be highly volatile, illiquid and difficult to value, and there is a risk that changes in the value of a derivative will not correlate with the Fund's other investments. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost and potential losses may be substantial. Put or call options may lose the premium, have decreased liquidity, or could be exercised at a higher price or lower price than its prevailing market value. Options are highly specialized activities and entail greater than ordinary investment risks. The Fund's portfolio turnover rate will likely exceed 100% per year, which will produce higher transaction costs, increase realized gains (or losses) to investors, and may lower after-tax performance. The Fund may experience periods where a position is more difficult to sell at or near their perceived value. The Fund will invest in fewer securities than diversified investment companies and its performance may be more volatile. Real Estate Investment Trusts (REITs) may be affected by economic conditions including credit risk, interest rate risk and other factors that affect property values, rents or occupancies of real estate.

Ziegler Strategic Income Fund

LETTER TO SHAREHOLDERS (Continued)

Annual period ending 9.30.15

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-Month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns include reinvested dividends.

The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The Barclays Capital U.S. Intermediate Aggregate Bond Index, is the intermediate component of the Barclays Capital U.S. Aggregate Bond Index.

It is not possible to invest directly in an index.

Cash Flow – measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Duration – A measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

"Risk Free" rate: In theory, the risk-free rate is the minimum return an investor expects for any investment because he or she will not accept additional risk unless the potential rate of return is greater than the risk-free rate. In practice, however, the risk-free rate does not exist because even the safest investments carry a very small amount of risk. Thus, the interest rate on a three-month U.S. Treasury bill is often used as the risk-free rate.

Spread – is the percentage point difference between yields of various classes of bonds compared to treasury bonds.

The Ziegler Strategic Income Fund is distributed by Quasar Distributors, LLC.

Ziegler Strategic Income Fund

PERFORMANCE SUMMARY (Unaudited)

September 30, 2015

Comparison of a Hypothetical $10,000 Investment in the Ziegler Strategic Income Fund Institutional Class*, Barclays Capital U.S. Aggregate Bond Index**, and Citigroup 3-Month T-Bill Index**

Total returns***
For the periods ended September 30, 2015

	One Year	Average Annual Since Inception
Ziegler Strategic Income Fund*
Investor Class	-3.41%	0.20%
Institutional Class	-3.18%	0.35%
Barclays Capital U.S. Aggregate Bond Index	2.94%	2.24%
Citigroup 3-Month T-Bill Index	0.02%	0.04%

*  Investor Class inception date was January 31, 2012. The Institutional Class inception date was February 1, 2013. Institutional Class share performance prior to February 1, 2013 reflects the Investor Class returns recalculated to apply the Institutional Class fees. Effective January 31, 2013, the Investor Class no longer imposed a sales load.

**  The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, represents securities that are SEC-registered, taxable and dollar denominated. This index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. The Citigroup 3-Month T-Bill Index is designed to mirror the performance of the 3-Month U.S. Treasury Bill. The Citigroup 3-Month T-Bill Index is unmanaged and its returns include reinvested dividends.

***  The performance quoted here represents past performance and is not a guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Amounts shown in the graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 1-877-568-7633.

Ziegler Strategic Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS
(Calculated as a percentage of Total Net Assets)

September 30, 2015 (Unaudited)

MORTGAGE BACKED SECURITIES
20.0%
BANK LOANS
17.8%
BANKS
8.6%
ASSET BACKED SECURITIES
5.7%
RETAIL
4.9%
TELECOMMUNICATIONS
4.3%
SOFTWARE
3.7%
OIL & GAS
3.3%
HEALTHCARE-SERVICES
3.2%
HOME BUILDERS
3.2%
AUTO PARTS & EQUIPMENT
2.7%
SHORT-TERM INVESTMENT
2.6%
COMMERCIAL SERVICES
2.6%
DIVERSIFIED FINANCIAL SERVICES
2.5%
LODGING
2.4%
REITS
1.8%
ELECTRIC
1.4%
OTHER ASSETS IN EXCESS OF LIABILITIES
1.4%
DISTRIBUTION/WHOLESALE
0.9%
HOME FURNISHINGS
0.8%
AIRLINES
0.8%
ENTERTAINMENT
0.8%
PIPELINES
0.8%
INTERNET
0.8%
HEALTHCARE-PRODUCTS
0.7%
ENERGY
0.7%
FOOD
0.7%
INVESTMENT COMPANIES
0.5%
EXCHANGE TRADED FUND
0.4%

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS

As of September 30, 2015

Principal Amount		Value
	ASSET BACKED SECURITIES – 5.7%
	Garrison Funding, Ltd. Series 2015-1A-C,
$1,000,000	4.529%, 5/25/2027(1)	$914,646
	Halcyon Loan Advisors Funding, Ltd. Series 2014-3A-D,
1,000,000	3.945%, 10/22/2025(1)	875,000
	Northwoods Capital XIV Ltd. Series 2014-14A-C,
1,000,000	3.600%, 11/12/2025(1)	991,380
	Palmer Square CLO Ltd. Series 2015-1A-C,
1,000,000	3.681%, 5/21/2027(1)	914,197
	TOTAL ASSET BACKED SECURITIES
	(Cost $3,838,641)	3,695,223
	BANK LOANS – 17.8%
	Berry Plastics Holding Corporation(6)
1,000,000	3.750%, 1/6/2021	994,640
	Charter Communications Operating LLC(6)
992,386	3.000%, 7/1/2020	982,402
	Diamond Foods, Inc.(6)
1,000,000	4.250%, 8/20/2018	998,750
	Diamond Resorts Corporation(6)
1,000,000	5.500%, 5/9/2021	1,000,625
	ESH Hospitality, Inc.(6)
1,000,000	5.000%, 6/24/2019	1,012,501
	FCA US LLC(6)
992,443	3.250%, 12/31/2018	985,620
	Federal-Mogul Holdings Corp.(6)
994,975	4.750%, 4/15/2021	946,888
	Freescale Semiconductor, Inc.(6)
992,424	4.250%, 3/1/2020	992,836
	HMK Intermediate Holdings LLC(6)
965,180	5.000%, 3/30/2019	965,783
	J. C. Penney Corporation, Inc.(6)
989,873	6.000%, 5/22/2018	986,008
	Level 3 Financing, Inc.(6)
1,000,000	4.000%, 8/1/2019	1,001,250
	Virgin Media Investment Holdings Limited(2)(6)
673,321	3.500%, 6/30/2023	664,487
	TOTAL BANK LOANS
	(Cost $11,602,969)	11,531,790
Principal Amount		Value
	CONVERTIBLE BONDS – 5.0%
	HOME BUILDERS – 1.2%
	Meritage Homes Corp.
$750,000	1.875%, 9/15/2032(5)	$752,344
	INTERNET – 0.8%
	Priceline Group, Inc. (The)
500,000	0.900%, 9/15/2021(1)(5)	492,813
	REITS – 1.4%
	Spirit Realty Capital, Inc.
500,000	2.875%, 5/15/2019(5)	466,565
	Starwood Waypoint Residential Trust
500,000	3.000%, 7/1/2019(5)	476,874
		943,439
	RETAIL – 0.8%
	Restoration Hardware Holdings, Inc.
500,000	0.000%, 6/15/2019(1)	498,125
	SOFTWARE – 0.8%
	BroadSoft, Inc.
500,000	1.500%, 7/1/2018(5)	514,375
	TOTAL CONVERTIBLE BONDS
	(Cost $3,269,866)	3,201,096
	CORPORATE BONDS – 44.5%
	AIRLINES – 0.8%
	American Airlines Group, Inc.
500,000	5.500%, 10/1/2019(1)	506,750
	AUTO PARTS & EQUIPMENT – 2.7%
	Accuride Corp.
1,250,000	9.500%, 8/1/2018	1,262,500
	Meritor, Inc.
500,000	6.250%, 2/15/2024	478,750
		1,741,250
	BANKS – 8.2%
	BAC Capital Trust XIII
350,000	4.000%, 11/16/2015(4)(5)	267,313
	Bank of America Corp.
500,000	5.125%, 6/17/2019(4)(5)	488,749
	Citigroup, Inc.
500,000	5.950%, 1/30/2023(4)(5)	485,938
	Fifth Third Bancorp
500,000	4.900%, 9/30/2019(4)(5)	470,000
	JPMorgan Chase & Co.
500,000	5.000%, 7/1/2019(4)(5)	486,874

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS (Continued)

As of September 30, 2015

Principal Amount		Value
	CORPORATE BONDS (Continued)
	BANKS (Continued)
	Mellon Capital IV
$250,000	4.000%, 11/30/2015(4)(5)	$197,500
	Morgan Stanley
500,000	5.450%, 7/15/2019(4)(5)	492,880
	Royal Bank of Scotland Group PLC
500,000	6.100%, 6/10/2023	538,099
250,000	7.640%, 9/30/2017(4)	267,500
	Synovus Financial Corp.
500,000	7.875%, 2/15/2019	556,875
	Wachovia Capital Trust III
250,000	5.570%, 11/30/2015(4)(5)	245,325
	Zions Bancorporation
750,000	5.650%, 11/15/2023(5)	778,125
		5,275,178
	COMMERCIAL SERVICES – 2.6%
	Iron Mountain, Inc.
500,000	6.000%, 8/15/2023	501,875
500,000	5.750%, 8/15/2024	484,375
	Quad / Graphics, Inc.
500,000	7.000%, 5/1/2022	450,000
	RR Donnelley & Sons Co.
250,000	6.000%, 4/1/2024	230,938
		1,667,188
	DISTRIBUTION/WHOLESALE – 0.9%
	Park-Ohio Industries, Inc.
547,000	8.125%, 4/1/2021	570,248
	DIVERSIFIED FINANCIAL SERVICES – 1.2%
	General Electric Capital Corp.
500,000	7.125%, 6/15/2022(4)(5)	578,125
	Goldman Sachs Capital III
250,000	4.000%, 11/30/2015(4)(5)	180,625
		758,750
	ELECTRIC – 1.4%
	Calpine Corp.
500,000	5.375%, 1/15/2023	468,750
	NRG Energy, Inc.
500,000	6.250%, 7/15/2022	457,500
		926,250
	ENERGY – 0.7%
	Ferrellgas LP
500,000	6.500%, 5/1/2021	470,000
	ENTERTAINMENT – 0.8%
	Cedar Fair LP
500,000	5.375%, 6/1/2024	503,750
Principal Amount		Value
	CORPORATE BONDS (Continued)
	FOOD – 0.7%
	Simmons Foods, Inc.
$500,000	7.875%, 10/1/2021(1)	$463,125
	HEALTHCARE-PRODUCTS – 0.7%
	Hanger, Inc.
500,000	7.125%, 11/15/2018	479,375
	HEALTHCARE-SERVICES – 3.2%
	Kindred Healthcare, Inc.
500,000	6.375%, 4/15/2022	498,125
	Prospect Medical Holdings, Inc.
1,500,000	8.375%, 5/1/2019(1)	1,571,250
		2,069,375
	HOME BUILDERS – 2.0%
	KB Home
500,000	8.000%, 3/15/2020	532,500
250,000	7.500%, 9/15/2022	255,625
	Shea Homes LP
500,000	5.875%, 4/1/2023(1)	513,750
		1,301,875
	HOME FURNISHINGS – 0.8%
	Tempur Sealy International, Inc.
500,000	6.875%, 12/15/2020	531,250
	LODGING – 2.4%
	Choice Hotels International, Inc.
500,000	5.750%, 7/1/2022	536,250
	Felcor Lodging LP
500,000	5.625%, 3/1/2023	512,500
	MGM Resorts International
500,000	6.625%, 12/15/2021(5)	515,000
		1,563,750
	OIL & GAS – 3.3%
	Alta Mesa Holdings LP
1,000,000	9.625%, 10/15/2018	532,500
	Chaparral Energy, Inc.
500,000	7.625%, 11/15/2022	150,000
	Northern Oil and Gas, Inc.
750,000	8.000%, 6/1/2020	561,563
	United Refining Co.
618,000	10.500%, 2/28/2018	642,720
	W&T Offshore, Inc.
500,000	8.500%, 6/15/2019	225,000
		2,111,783

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS (Continued)

As of September 30, 2015

Principal Amount		Value
	CORPORATE BONDS (Continued)
	PIPELINES – 0.8%
	NuStar Logistics LP
$500,000	6.750%, 2/1/2021	$496,091
	RETAIL – 4.1%
	L Brands, Inc.
750,000	7.600%, 7/15/2037	830,625
	Neiman Marcus Group LTD LLC
500,000	8.000%, 10/15/2021(1)	517,499
500,000	8.750%, 10/15/2021(1)	517,500
	Rite Aid Corp.
750,000	6.125%, 4/1/2023(1)	747,188
		2,612,812
	SOFTWARE – 2.9%
	First Data Corp.
1,250,000	11.750%, 8/15/2021	1,390,625
	Nuance Communications, Inc.
500,000	5.375%, 8/15/2020(1)	501,250
		1,891,875
	TELECOMMUNICATIONS – 4.3%
	CenturyLink, Inc.
500,000	5.625%, 4/1/2020	467,185
	Frontier Communications Corp.
1,500,000	10.500%, 9/15/2022(1)	1,466,250
	T-Mobile USA, Inc.
250,000	6.625%, 4/1/2023	248,125
	Windstream Corp.
500,000	7.750%, 10/15/2020	426,875
250,000	7.500%, 4/1/2023	186,250
		2,794,685
	TOTAL CORPORATE BONDS
	(Cost $30,378,514)	28,735,360
	MORTGAGE BACKED SECURITIES – 20.0%
	Banc of America Mortgage Trust Series 2004-B-1A1,
377,394	3.446%, 3/25/2034	376,497
	Bear, Stearns & Co., Inc. Series 2004-7-4A,
207,990	2.820%, 10/25/2034	206,634
	Citicorp Mortgage Securities, Inc. Series 2005-7-3A1,
405,202	5.000%, 10/25/2035	415,720
Principal Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Countrywide Alternative Loan Trust Series 2005-24-4A1,
$769,458	0.426%, 7/20/2035	$663,213
	Credit Suisse First Boston Mortgage Securities Corp. Series 2004-3-2A1,
14,103	5.000%, 4/25/2019	14,397
	GSR Mortgage Loan Trust Series 2004-9-4A1,
404,505	2.834%, 8/25/2034	395,772
	Series 2004-9-B1,
993,713	2.638%, 8/25/2034	941,559
	Series 2004-14-1A1,
458,593	0.524%, 12/25/2034	414,891
	HarborView Mortgage Loan Trust Series 2004-1-4A,
267,482	2.722%, 4/19/2034	267,600
	HomeBanc Mortgage Trust Series 2006-2-A1,
504,750	0.374%, 12/25/2036	447,475
	IndyMac INDX Mortgage Loan Trust Series 2005-AR3-2A1,
1,527,084	2.706%, 4/25/2035	1,365,457
	MASTR Adjustable Rate Mortgages Trust Series 2004-8-B1,
1,039,225	2.516%, 9/25/2034	918,803
	Morgan Stanley Dean Witter Capital I Inc Trust Series 2003-HYB1-A2,
633,461	1.705%, 3/25/2033	598,131
	MortgageIT Trust Series 2005-5-A2,
503,318	0.504%, 12/25/2035	453,579
	Prime Mortgage Trust 2005-2 Series 2005-2-1B2,
114,664	5.000%, 7/25/2020	112,369
	RFMSI Series 2004-S6 Trust Series 2004-S6-3A2,
107,785	4.500%, 6/25/2019	108,068
	Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HYB1-B1,
388,102	2.733%, 9/25/2033	375,488

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS (Continued)

As of September 30, 2015

Principal Amount		Value
	MORTGAGE BACKED SECURITIES (Continued)
	Sequoia Mortgage Trust Series 2003-4-2A1,
$621,731	0.566%, 7/20/2033	$589,072
	Structured Adjustable Rate Mortgage Loan Trust Series 2004-7-M1,
485,432	1.094%, 6/25/2034	463,315
	Structured Asset Mortgage Investments II Trust Series 2004-AR7-M,
614,701	0.891%, 4/19/2035	547,394
	Series 2005-AR6-1A1,
1,144,340	0.504%, 9/25/2045	991,085
	Structured Asset Securities Corporation Mortgage Loan Trust Series 2005-9XS-2A3,
328,728	0.634%, 6/25/2035	294,625
	WaMu Mortgage Pass-Through Certificates Series Trust Series 2002-AR9-1A,
446,621	1.583%, 8/25/2042	426,398
	Series 2003-AR9-2A,
330,925	2.564%, 9/25/2033	329,729
	Series 2004-AR8-A1,
156,806	0.614%, 6/25/2044	146,687
	Series 2005-AR3-A3,
477,175	2.443%, 3/25/2035	458,029
	Washington Mutual MSC Mortgage Pass-Through Certificates Trust Series 2003-AR3-B1,
639,162	2.320%, 6/25/2033	600,822
	TOTAL MORTGAGE BACKED SECURITIES
	(Cost $12,804,805)	12,922,809
Number of Shares			Value
	PREFERRED STOCKS – 2.5%
	BANKS – 0.4%
	Synovus Financial Corp.
10,000	7.875	%(5)	$277,500
	DIVERSIFIED FINANCIAL SERVICES – 1.3%
	Ally Financial, Inc.
22,500	8.500	%(5)	583,425
	RBS Capital Funding Trust VII
10,000	6.080	%(5)	244,500
			827,925
	INVESTMENT COMPANIES – 0.4%
	KKR Financial Holdings LLC
10,000	7.375	%(5)	261,700
	REITS – 0.4%
	Digital Realty Trust, Inc.
10,000	7.375	%(5)	266,900
	TOTAL PREFERRED STOCKS
	(Cost $1,618,915)		1,634,025
	CLOSED-END FUND – 0.1%
	BlackRock Defined Opportunity
3,100	Credit Trust		40,021
	TOTAL CLOSED-END FUND
	(Cost $41,766)		40,021
	EXCHANGE TRADED FUND – 0.4%
	iShares iBoxx $ High Yield
3,000	Corporate Bond ETF		249,870
	TOTAL EXCHANGE TRADED FUND
	(Cost $249,435)		249,870

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS (Continued)

As of September 30, 2015

Number of Shares		Value
	SHORT-TERM INVESTMENT – 2.6%
	Fidelity Institutional Money Market Funds – Institutional
1,700,979	Class, 0.012%(3)	$1,700,979
	TOTAL SHORT-TERM INVESTMENT
	(Cost $1,700,979)	1,700,979
	TOTAL INVESTMENTS – 98.6%
	(Cost $65,505,890)	63,711,173
	Other Assets in Excess of
	Liabilities – 1.4%	902,059
	TOTAL NET ASSETS – 100.0%	$64,613,232

Percentages are stated as a percent of net assets.

LLC – Limited Liability Company

LP – Limited Partnership

REIT – Real Estate Investment Trust

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933.

  These securities may be resold in transactions exempt from registration to qualified institutional buyers. Ziegler Capital Management, LLC (the "Adviser") has determined these securities to be liquid, unless otherwise noted under procedures established by the Fund's Board of Trustees.

(2)  Foreign security denominated in U.S. Dollars

(3)  The rate is the annualized seven-day yield at period end

(4)  Perpetual bond with no stated maturity date. Date provided is next call date.

(5)  All or a portion of the security is held as collateral for open short positions

(6)  Variable rates securities. Rates disclosed as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS (Continued)

As of September 30, 2015

SECURITIES SOLD SHORT

Number of Shares		Value
	COMMON STOCKS – 0.6%
2,975	BroadSoft, Inc.*	$89,131
1,600	Meritage Homes Corp.*	58,432
39	Priceline Group, Inc. (The)*	48,238
1,075	Restoration Hardware Holdings, Inc.*	100,308
3,500	Spirit Realty Capital, Inc.*	31,990
3,300	Starwood Waypoint Residential Trust*	78,639
	TOTAL COMMON STOCKS
	(Proceeds $455,375)	406,738
Principal Amount		Value
	CORPORATE BONDS – 3.2%
	Altice Financing SA
$600,000	6.625%, 2/15/2023(1)	578,625
	ArcelorMittal
500,000	7.000%, 2/25/2022	457,500
	Continental Resources, Inc.
600,000	5.000%, 9/15/2022	525,750
	Noble Holding International, Ltd.
600,000	4.900%, 8/1/2020	499,080
	TOTAL CORPORATE BONDS
	(Proceeds $2,341,192)	2,060,955
Number of Shares		Value
	EXCHANGE TRADED FUND – 4.8%
80,000	iShares US Preferred Stock ETF	3,088,000
	TOTAL EXCHANGE TRADED FUND
	(Proceeds $3,021,009)	3,088,000
Principal Amount		Value
	U.S. TREASURY BONDS – 11.5%
$4,400,000	1.375%, 2/29/2020	$4,420,741
2,000,000	1.750%, 2/28/2022	2,006,758
1,000,000	2.000%, 2/15/2025	996,276
	TOTAL U.S. TREASURY BONDS
	(Proceeds $7,373,121)	7,423,775
	TOTAL SECURITIES SOLD SHORT – 20.1%
	(Proceeds $13,190,697)	$12,979,468

*  Non-Income Producing

(1)  144A Restricted Security

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

SCHEDULE OF INVESTMENTS (Continued)

As of September 30, 2015

Credit Default Swaptions on Credit Indices

Counterparty	Description	Buy/Sell Protection	Exercise Price	Expiration Date	Notional Amount	Premium	Value
JPMorgan	CDX.N.A.HY.24
	Put – 5 Year Index	Buy	$108.00	10/21/15	$40,000,000	$52,470	$4,076
Total Credit Default Swaptions on Credit Indices						52,470	4,076
Total Swaption Contracts						$52,470	$4,076

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Assets:
Investments in securities at value (cost $65,505,890)	$63,711,173
Purchased swaptions, at value (cost $52,470)	4,076
Cash	65,159
Deposits with brokers	13,487,518
Receivables:
Investment securities sold	958
Dividends and interest	717,087
Prepaid expenses	7,425
Total assets	77,993,396
Liabilities:
Securities sold short, at value (proceeds $13,190,697)	12,979,468
Payables:
Investment securities purchased	249,435
Fund shares redeemed	23,635
Distributions to shareholders	3,687
Due to Investment Adviser	16,635
Interest on securities sold short	46,567
Distribution Fees – Investor Class (Note 6)	112
Shareholder Servicing Fees – Institutional Class (Note 7)	2,831
Trustees' fees	78
Accrued other expenses and other liabilities	57,716
Total liabilities	13,380,164
Net Assets	$64,613,232
Components of Net Assets:
Capital (no par value with an unlimited number of shares authorized)	$71,673,715
Accumulated net realized loss on investments, purchased options, written option, purchased swaptions, swap contracts, securities sold short and futures contracts	(5,428,601)
Net unrealized appreciation (depreciation) on:
Investments	(1,794,717)
Purchased swaptions	(48,394)
Securities sold short	211,229
Net Assets	$64,613,232

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2015

Investor Class:
Net Assets	$65,445
Issued and Outstanding	7,361
Net Asset Value, Redemption Price and Offering Price Per Share	$8.89
Institutional Class:
Net Assets	$64,547,787
Issued and Outstanding	7,290,734
Net Asset Value, Redemption Price and Offering Price Per Share	$8.85

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2015

Investment Income:
Dividend income	$270,638
Interest income	3,103,909
Total investment income	3,374,547
Expenses:
Advisory fees (Note 3)	432,218
Interest on short positions	491,867
Dividends on short positions	197,390
Securities borrowing fees	151,544
Administration and fund accounting fees	96,427
Transfer agent fees and expenses	47,780
Registration fees	41,274
Shareholder reporting fees	23,898
Custody fees	18,501
Service Fee	18,034
Audit fees	15,998
Compliance Fee	12,445
Trustees' fees	10,197
Legal fees	9,960
Miscellaneous	9,059
Insurance fees	4,499
Distribution fees – Investor Class (Note 6)	853
Total expenses	1,581,944
Expenses waived and reimbursed by the Adviser	(109,100)
Net expenses	1,472,844
Net investment income	1,901,703
Realized and Unrealized Gain (Loss) on Investments, Purchased Options, Written Option, Purchased Swaptions, Swap Contracts, Securities Sold Short, and Futures Contracts:
Net realized gain (loss) on:
Investments	(2,484,868)
Purchased options	(44,284)
Written option	7,735
Purchased swaptions	(343,250)
Swap contracts	(93,661)
Securities sold short	(337,142)
Futures contracts	(101,185)
Net realized loss	(3,396,655)
Net change in unrealized appreciation/depreciation on:
Investments	(845,579)
Purchased options	3,220
Purchased swaptions	(42,357)
Swap contracts	2,953
Securities sold short	128,040
Futures contracts	95,485
Net change in unrealized appreciation/depreciation	(658,238)
Net realized and unrealized loss on investments, purchased options, written option, purchased swaptions, swap contracts, securities sold short, and futures contracts	(4,054,893)
Net decrease in Net Assets Resulting from Operations	$(2,153,190)

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$1,901,703	$1,603,274
Net realized loss on investments, purchased options, written option, purchased swaptions, swap contracts, securities sold short, and futures contracts	(3,396,655)	(979,799)
Net change in unrealized appreciation/depreciation on investments, purchased options, purchased swaptions, swap contracts, securities sold short, and futures contracts	(658,238)	772,438
Net increase (decrease) in net assets resulting from operations	(2,153,190)	1,395,913
Distributions to shareholders:
From net investment income:
Investor Class	(7,644)	(7,649)
Institutional Class	(1,897,079)	(1,588,001)
Total distributions to shareholders	(1,904,723)	(1,595,650)
Capital Transactions:
Net proceeds from shares sold:
Investor Class	345,000	102,525
Institutional Class	6,427,049	26,697,953
Reinvestment of distributions:
Investor Class	7,644	7,649
Institutional Class	1,894,614	1,588,001
Cost of shares repurchased:
Investor Class	(566,298)	(107,777)
Institutional Class	(5,066,666)	(1,869,784)
Net increase in net assets from capital transactions	3,041,343	26,418,567
Total Increase (Decrease) in Net Assets	(1,016,570)	26,218,830
Net Assets:
Beginning of year	65,629,802	39,410,972
End of year	$64,613,232	$65,629,802
Undistributed net investment income	$—	$17,953
Capital Share Transactions:
Shares sold:
Investor Class	37,143	10,790
Institutional Class	693,490	2,786,768
Shares reinvested:
Investor Class	834	801
Institutional Class	209,207	166,814
Shares repurchased:
Investor Class	(61,728)	(11,293)
Institutional Class	(553,630)	(196,549)
Net increase in shares outstanding	325,316	2,757,331

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per Share Data for a Share Outstanding Throughout Each Period.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2013	For the Period January 31, 2012* Through September 30, 2012
Net Asset Value, Beginning of Period	$9.44	$9.37	$10.28	$10.00
Income (Loss) from Investment Operations:
Net investment income	0.25 (1)	0.26 (1)	0.48 (1)	0.27
Net realized and unrealized gain (loss) on investments	(0.57)	0.06	(0.93)	0.29
Total Income (Loss) from Investment Operations	(0.32)	0.32	(0.45)	0.56
Less Distributions:
From net investment income	(0.23)	(0.25)	(0.44)	(0.28)
From net realized gain on investments	—	—	(0.01)	—
Total Distributions	(0.23)	(0.25)	(0.46)	(0.28)
Net Asset Value, End of Period	$8.89	$9.44	$9.37	$10.28
Total Return(2)	(3.41%)	3.47%	(4.58%)	5.64	%(3)(4)
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$65	$294	$289	$31,371
Ratio of expenses to average net assets(6)
Before fees waived / reimbursed by the Adviser	2.61%	3.09%	1.87%	3.07	%(5)
After fees waived / reimbursed by the Adviser	2.34%	2.81%	1.16%	1.37	%(5)
Ratio of net investment income to average net assets(7)
Before fees waived / reimbursed by the Adviser	2.41%	2.53%	3.98%	4.05	%(5)
After fees waived / reimbursed by the Adviser	2.68%	2.81%	4.69%	5.75	%(5)
Portfolio turnover rate(8)	107%	96%	67%	71	%(4)

*  Commencement of Operations

(1)  Computed using average shares method.

(2)  Total return does not include sales load. Effective January 31, 2013, the Investor Class no longer imposed a sales load.

(3)  Total returns include sales load. Effective January 31, 2013, the Investor Class no longer imposed a sales load.

(4)  Not Annualized.

(5)  Annualized.

(6)  The ratios of expenses to average net assets include dividends and interest on short positions. For the years ended September 30, 2015, September 30, 2014, September 30, 2013 and period ended September 30, 2012, excluding dividends and interest on short positions, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 1.32%, 1.35%, 1.81% and 2.80%, respectively. Excluding dividends and interest on short positions, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 1.05%, 1.07%, 1.10% and 1.10%, respectively.

(7)  The ratios of net investment income to average net assets include dividends and interest on short positions. For the years ended September 30, 2015, September 30, 2014, September 30, 2013 and period ended September 30, 2012, excluding dividends and interest on short positions, the ratios of net investment income to average net assets, before fees waived/reimbursed by the Adviser, were 3.70%, 4.14%, 4.04% and 4.32%, respectively. Excluding dividends and interest on short positions, the ratios of net investment income to average net assets, after fees waived/reimbursed by the Adviser, were 3.97%, 4.42%, 4.75% and 6.02%, respectively.

(8)  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per Share Data for a Share Outstanding Throughout Each Period.

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Period February 1, 2013* Through September 30, 2013
Net Asset Value, Beginning of Period	$9.41	$9.35	$10.28
Income (Loss) from Investment Operations:
Net investment income	0.26 (1)	0.28 (1)	0.31	(1)
Net realized and unrealized gain (loss) on investments	(0.56)	0.06	(0.89)
Total Income (Loss) from Investment Operations	(0.30)	0.34	(0.58)
Less Distributions:
From net investment income	(0.26)	(0.28)	(0.34)
From net realized gain on investments	—	—	(0.01)
Total Distributions	(0.26)	(0.28)	(0.35)
Net Asset Value, End of Period	$8.85	$9.41	$9.35
Total Return	(3.18%)	3.63%	5.74	%(2)
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$64,548	$65,336	$39,122
Ratio of expenses to average net assets(4)
Before fees waived / reimbursed by the Adviser	2.38%	2.84%	2.44	%(3)
After fees waived / reimbursed by the Adviser	2.22%	2.56%	1.55	%(3)
Ratio of net investment income to average net assets(5)
Before fees waived / reimbursed by the Adviser	2.70%	2.78%	3.79	%(3)
After fees waived / reimbursed by the Adviser	2.86%	3.06%	4.68	%(3)
Portfolio turnover rate(6)	107%	96%	67	%(2)

*  Commencement of Operations

(1)  Computed using average shares method.

(2)  Not Annualized.

(3)  Annualized.

(4)  The ratios of expenses to average net assets include dividends and interest on short positions. For the years ended September 30, 2015, September 30, 2014 and period ended September 30, 2013, excluding dividends and interest on short positions, the ratios of expenses to average net assets, before fees waived/reimbursed by the Adviser, were 1.11%, 1.23% and 1.84%, respectively. Excluding dividends and interest on short positions, the ratios of expenses to average net assets, after fees waived/reimbursed by the Adviser, were 0.95%, 0.95% and 0.95%, respectively.

(5)  The ratios of net investment income to average net assets include dividends and interest on short positions. For the years ended September 30, 2015, September 30, 2014 and period ended September 30, 2013, excluding dividends and interest on short positions, the ratios of net investment income to average net assets, before fees waived/reimbursed by the Adviser, were 3.97%, 4.39% and 4.39%, respectively. Excluding dividends and interest on short positions, the ratios of net investment income to average net assets, after fees waived/reimbursed by the Adviser, were 4.13%, 4.67% and 5.28%, respectively.

(6)  Portfolio turnover rate is calculated for the Fund without distinguishing between classes.

The accompanying notes are an integral part of these financial statements.

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS

September 30, 2015

NOTE 1 – Organization

The Ziegler Strategic Income Fund (the "Fund") is a non-diversified series of Trust for Advised Portfolios (the "Trust"). The Trust was organized on August 29, 2003, as a Delaware Statutory Trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. Prior to January 1, 2014, the Trust was previously registered as the Ziegler Capital Management Investment Trust" "Ziegler Lotsoff Capital Management Investment Trust" and "Lotsoff Capital Management Investment Trust".

The Fund seeks to provide high current income and capital appreciation. The Fund currently offers two share classes, the Investor Class and the Institutional Class. The Fund commenced operations on January 31, 2012, and the outstanding shares of the Fund were renamed Investor Class shares on February 1, 2013. The Institutional Class commenced operations on February 1, 2013. Each class of shares represents an equal pro rata interest in the Fund, except that they have different expenses, which reflects the difference in the range of services provided to them. Income and expenses (other than those attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class based on relative net assets on a daily basis.

NOTE 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP") for investment companies. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the period reported. Actual results may differ from those estimates.

(a) Securities Valuation – Investments in securities traded on a national securities exchange are valued at the last reported sales price on the exchange on which the security is principally traded. Securities traded on the NASDAQ exchanges are valued at the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which no sale was reported and NASDAQ securities for which there is no NOCP are valued at the mean of the most recent quoted bid and ask prices. Unlisted securities held by the Fund are valued at the last sale price in the over-the-counter ("OTC") market. If there is no trading on a particular day, the mean between the last quoted bid and ask price is used.

Long-term fixed income securities are valued using prices provided by an independent pricing service approved by the Board of Trustees. Pricing services may use various valuation methodologies, including matrix pricing and other analytical models as well as market transactions and dealer quotations. Short-term investments are valued at amortized cost, which approximates fair value. If amortized cost does not approximate fair value, short term securities are reported at fair value. Swaps, options, swaptions and any other financial derivatives not traded on an exchange, are valued by an independent pricing service using pricing models. Securities for which market quotations are not readily available are valued at their estimated fair value as determined in good faith by Ziegler Capital Management, LLC (the "Adviser" or "Ziegler") under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees (the "Board").

The fair value of bank loans is generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. When quotations are unobservable, proprietary valuation models and default recovery analysis methods are employed. Bank debt is generally categorized in Level 2 or 3 of the fair value hierarchy, depending on the use and availability of observable inputs. As of September 30, 2015, the Fund had outstanding bank loans as listed on the Schedule of Investments.

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels and described below:

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 – significant unobservable inputs, including the Fund's own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund's investments in each category investment type as of September 30, 2015:

Description	Level 1	Level 2	Level 3	Total
Assets
Asset Backed Securities	$—	$3,695,223	$—	$3,695,223
Bank Loans	—	11,531,790	—	11,531,790
Convertible Bonds	—	3,201,096	—	3,201,096
Corporate Bonds	—	28,735,360	—	28,735,360
Mortgage Backed Securities	—	12,922,809	—	12,922,809
Preferred Stocks	1,634,025	—	—	1,634,025
Closed-End Fund	40,021	—	—	40,021
Exchange-Traded Fund	249,870	—	—	249,870
Short-Term Investment	1,700,979	—	—	1,700,979
Total	$3,624,895	$60,086,278	$—	$63,711,173
Liabilities
Common Stocks	$(406,738)	$—	$—	$(406,738)
Corporate Bonds	—	(2,060,955)	—	(2,060,955)
Exchange-Traded Fund	(3,088,000)	—	—	(3,088,000)
U.S. Treasury Bonds	—	(7,423,775)	—	(7,423,775)
Total	$(3,494,738)	$(9,484,730)	$—	$(12,979,468)
Other Financial Instruments*
Credit Default Swaptions on Credit Indices	$—	$4,076	$—	$4,076
Total Other Financial Instruments	$—	$4,076	$—	$4,076

*  Other financial instruments are swaptions which are detailed in the Schedule of Investments.

See the Schedule of Investments for further detail of investment classifications.

The Fund recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels at year end.

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

There were no Level 3 securities held at year end.

(b) Securities Sold Short – The Fund is engaged in selling securities short, which obligates it to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. Such deposit is included in "Deposits with brokers" on the Statement of Assets and Liabilities. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund on the Statement of Operations.

(c) Derivatives – The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on – or "derived from" – the values of other assets, reference rates, or indices. The Fund may invest in derivatives for hedging purposes.

Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indices. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap contracts, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap contracts, are privately negotiated and entered into in the OTC. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.

The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Adviser does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because many derivatives have leverage or borrowing components, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Adviser will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Adviser attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

The following provides more information on specific types of derivatives and activity in the Fund. The use of derivative instruments by the Fund for the year ended September 30, 2015 was related to the use of purchased options, written option, purchased swaptions, swap contracts, and futures contracts.

Swap Contracts – The Fund may engage in various swap transactions. The Fund may engage in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or "basket" of securities, or an index). The value of the Fund's swap positions increase or decrease depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures. The Fund may engage in credit default swaps which involve the exchange of a periodic premium for protection against a defined credit event (such as payment default, refinancing or bankruptcy). Under the terms of a credit default swap contract, one party acts as a guarantor receiving a periodic payment that is a fixed percentage applied to a notional amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the contract. The Fund may enter into credit default swaps in which the Fund acts as guarantor, and may enter into credit default swaps in which the counterparty acts as guarantor.

Swap premiums paid to or by the Fund are accrued daily and included in realized gain (loss) on swaps. Swap contracts are marked-to-market daily using fair value estimates provided by an independent pricing service. Changes in value are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss under a swap contract may exceed the amount recorded as an asset or a liability on the Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. For swaps in which the referenced obligation is an index, in the event of default of any debt security included in the corresponding index, the Fund pays or receives the percentage of the corresponding index that the defaulted security comprises (1) multiplied by the notional value and (2) multiplied by the ratio of one minus the ratio of the market value of the defaulted debt security to its par value.

Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the contracts. As of September 30, 2015, the Fund had no outstanding swap contracts.

Futures Contracts – The Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. As of September 30, 2015, the Fund had no outstanding futures contracts.

Options Contracts – The Fund may write covered call and put options on securities, derivative instruments, or currencies the Fund owns or in which it may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease the Fund's exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Statement of Assets and Liabilities. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

underlying future, swap, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the future, swap, security or currency underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund had no outstanding written options as of September 30, 2015.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium which is included in its Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, swap, security or currency transaction to determine the realized gain or loss. As of September 30, 2015 the Fund had no outstanding options contracts.

Swaptions – An option on a swap contract, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A call or receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index swap. A put or payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index swap. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. As of September 30, 2015, the Fund had outstanding swaptions as listed on the Schedule of Investments.

Derivative Investment Holdings Categorized by Risk Exposure – The following table sets forth the fair value and the location in the Statement of Assets and Liabilities of the Fund's derivative contracts by primary risk exposure as of September 30, 2015:

	Asset derivatives		Liability derivatives
Risk exposure category	Statement of Assets and Liabilities location	Value	Statement of Assets and Liabilities location	Value
Credit contracts	Purchased swaptions, at value	$4,076	N/A	N/A
Total		$4,076		N/A

The following table sets forth the Fund's realized gain (loss), as reflected in the Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended September 30, 2015:

	Amount of realized gain (loss) on derivatives
Risk exposure category	Purchased options	Written option	Swap contracts	Futures contracts	Purchased swaptions	Total
Equity contracts	$(44,284)	$7,735	$(100,355)	$—	$—	$(136,904)
Credit contracts	—	—	6,694	—	(343,250)	(336,556)
Interest rate contracts	—	—	—	168,441	—	168,441
Currency contracts	—	—	—	(269,626)	—	(269,626)
Total	$(44,284)	$7,735	$(93,661)	$(101,185)	$(343,250)	$(574,645)

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

The following table sets forth the Fund's change in unrealized appreciation/(depreciation) by primary risk exposure and by type of derivative contract for the year ended September 30, 2015:

	Change in unrealized appreciation/(depreciation) on derivatives
Risk exposure category	Purchased options	Swap contracts	Futures contracts	Purchased swaptions	Total
Equity contracts	$3,220	$—	$—	$—	$3,220
Credit contracts	—	2,953	—	(42,357)	(39,404)
Interest rate contracts	—	—	16,952	—	16,952
Currency contracts	—	—	78,533	—	78,533
Total	$3,220	$2,953	$95,485	$(42,357)	$59,301

The gross notional amount of swaptions for the Fund as of September 30, 2015 is included on the Schedule of Investments. For the year ended September 30, 2015, the quarterly average gross notional amount of the swaptions was $17,500,000. The average gross notional amount for the swaps was $6,000,000. The average number of purchased options was 3,750. The average number of written options was 500. The average number of long futures contracts was 175. The fair value of such contracts at September 30, 2015 is set forth in the table above.

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

As of September 30, 2015, the Fund had no derivative holdings that were subject to offsetting on the Statement of Assets and Liabilities.

(d) Federal Income Taxes – The Fund's policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund is required to evaluate tax positions taken (or expected to be taken) in the course of preparing the Fund's tax returns to determine whether these positions meet a "more-likely-than-not" standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the "more-likely-than-not" recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Management of the Fund is required to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2015, the Fund did not have a liability for any unrecognized tax benefits. As of September 30, 2015, open tax years subject to examination also include the tax years ended September 30, 2012 through 2014. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders – The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income, if any, will be distributed quarterly. Net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

(f) Indemnifications – In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(g) Restricted securities – Restricted securities are securities that are not registered for sale under the Securities Act of 1933 or applicable foreign law and that may be re-sold only in transactions exempt from applicable registration. Restricted securities include Rule 144A securities which may be sold normally to qualified institutional buyers. September 30, 2015, the Fund held restricted securities as denoted on the Schedule of Investments.

(h) Other – The Fund records security transactions based on trade date. Realized gains and losses on sales of securities are calculated using the first-in, first-out method. Dividend income and expense are recognized on the ex-dividend date, and interest income and expense are recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Trust's understanding of the applicable country's tax rules and rates.

NOTE 3 – Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund's average daily net assets at the annual rate of 0.65%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.05% and 0.95% of average daily net assets for Investor Class Shares and Institutional Class Shares, respectively, excluding taxes, interest charges, litigation and other extraordinary expenses, acquired fund fees and expenses, interest and dividend expense relating to short sales, borrowing costs, extraordinary expenses and brokers' commissions, and other charges relating to the purchase and sale of the Fund's portfolio securities. To the extent any such excluded expenses were incurred, the Fund would incur total annual Fund operating expenses after expense reimbursement greater than 1.05% and 0.95% for Investor Class Shares and Institutional Class Shares, respectively. The expense limitation for the Investor Class shares was reduced from 1.10% to 1.05% of average daily net assets effective January 31, 2014. The Adviser (without the approval of the Board of Trustees) is entitled to recoup the amounts provided for in the fee waiver and reimbursement agreement for a period of up to three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the Fund, provided that the total operating expenses of the Fund, including the recoupment, do not exceed the established cap on expenses for that year. For the year ended September 30, 2015, the Adviser made $109,100 in waivers to the Fund.

The Adviser may recoup a portion of the following amounts no later than September 30 of the years stated below:

2016	:	$294,334
2017	:	146,694
2018	:	109,100
		$550,128

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

NOTE 4 – Investment Transactions

Purchases and sales of investment securities (excluding swap contracts, swaptions, options, futures contracts, short-term securities and U.S. government obligations) for the Fund for the year ended September 30, 2015, were as follows:

Purchases	$71,988,344
Sales	$64,633,478

NOTE 5 – Federal Income Tax Information

At September 30, 2015, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes, were as follows:

Cost of Investments	$65,586,781
Gross Unrealized Appreciation	$739,567
Gross Unrealized Depreciation	(2,615,175)
Net Unrealized Appreciation (Depreciation) on Investments	$(1,875,608)

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2015, permanent differences in book and tax accounting have been reclassified to capital, accumulated net investment income and accumulated realized gain (loss) as follows:

Increase (Decrease)
Capital	Undistributed Net Investment Loss	Accumulated Net Realized Gain
$(64,477)	$(14,933)	$79,410

The tax character of distributions paid during the year ended September 30, 2015 and year ended September 30, 2014 were as follows:

	September 30, 2015	September 30, 2014
Distributions Paid From:
Ordinary Income	$1,868,130	$1,595,650
Tax Return of Capital	36,593	—
Total Distributions Paid	$1,904,723	$1,595,650

Ziegler Strategic Income Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

September 30, 2015

As of September 30, 2015, the components of accumulated earnings (deficit) were as follows:

Undistributed Ordinary Income	$—
Undistributed Long-term Gains	—
Accumulated Earnings	—
Unrealized Appreciation (Depreciation)	(1,875,608)
Unrealized Appreciation (Depreciation) from Short Proceeds, Swaptions, and Other Adjustments	(5,184,875)
Total Accumulated Earnings (Deficit)	$(7,060,483)

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund's next taxable year. As of September 30, 2015 the Fund had no post-October losses.

At September 30, 2015, the Fund had capital loss carryforwards, which reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Internal Revenue Code, the character of such capital loss carryforwards is as follows:

Not Subject to Expiration
Short-Term	Long-Term	Total
$(4,677,139)	$(718,965)	$(5,396,104)

NOTE 6 – Distribution Plan

The Distribution Plan as adopted pursuant to Rule 12b-1 under the 1940 Act for the Investor Class shares of the Fund had expired during the fiscal year.

NOTE 7 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the Institutional Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers. Shareholder Servicing fees incurred for the year end September 30, 2015 are disclosed on Statement of Operations.

NOTE 8 – Subsequent Events

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were available to be issued. On November 9, 2015, the Board of the Trust, based on the recommendation of the Adviser, approved closing the Investor Class and converting existing shares into the Institutional Class shares of the Fund. The change is expected to be effective in 2016.

Ziegler Capital Management Investment Trust

EXPENSE EXAMPLE

September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, shareholder servicing fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015 (the "period").

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Expenses Paid During the Period

	Beginning account value April 1, 2015	Ending account value September 30, 2015	Expenses paid during the period ended September 30, 2015(1)
Investor Class
Actual Example	$1,000.00	$980.20	$9.48
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,015.49	9.65
Institutional Class
Actual Example	1,000.00	981.40	8.99
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,015.99	9.15

(1)  Expenses are equal to the Fund's annualized expense ratio of 1.91% and 1.81% for Investor Class and Institutional Class shares, respectively, multiplied by the average account value over the period, multiplied by 183/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

Ziegler Strategic Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 19, 2015, the Board of Trustees (the "Board") of Trust for Advised Portfolios (the "Trust"), including all Trustees who are not "interested persons" of the Trust, as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act"), considered and approved the continuance of the investment advisory agreement ("Advisory Agreement") with Ziegler Capital Management, LLC ("Ziegler" or the "Adviser"), for the Ziegler Strategic Income Fund (the "Fund"). Ahead of the August meeting, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board's determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board's initial approval and renewal of the Advisory Agreement:

In considering the approvals of the Advisory Agreement, the Board considered the following factors and made the following determinations. In its deliberations, the Board did not identify any single factor or piece of information as all important, controlling, or determinative of its decision, and each Trustee may have attributed different weights to the various factors and information.

•  In considering the nature, extent and quality of the services provided by the Adviser, the Trustees considered the Adviser's specific responsibilities in all aspects of the day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel that would be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of Ziegler, including information regarding its compliance program, its chief compliance officer and Ziegler's compliance record, and its disaster recovery/business continuity plan. The Board also considered the prior relationship between Ziegler and the Trust, as well as the Board's knowledge of the Adviser's operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss fund performance, investment outlook as well as various marketing and compliance topics, including the Adviser's risk management process. The Board concluded that Ziegler had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that, in the Board's view, the nature, overall quality, and extent of the management services to be provided would be satisfactory and reliable.

•  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the performance of the Fund on both an absolute basis, and in comparison to appropriate securities benchmarks. With respect to the Fund, the Board considered that the Fund had performed below one of its benchmarks over various periods since inception and also considered the effect of the low interest rate environment on the Fund's performance since the Fund's inception. The Board also considered that on an annualized basis since inception, the Fund had outperformed the Citigroup 3 Month T-Bill Index, the Fund's other benchmark, and that the Fund had not yet achieved three calendar years of performance results.

•  The Trustees also reviewed the cost of the services, and the structure and level of advisory fees payable by the Fund, including a comparison of those fees to fees charged by a peer group of funds. After reviewing the materials that were provided, the Trustees concluded that the fees to be received by Ziegler were fair and reasonable.

•  With respect to the Fund, the Trustees considered Ziegler's assertion that, based on the asset size of the Fund, economies of scale had not yet been achieved. The Trustees concluded that they will have the opportunity to periodically reexamine whether economies of scale have been achieved.

•  The Trustees considered the profitability of Ziegler from managing of the Fund. In assessing Ziegler's profitability, the Trustees reviewed Ziegler's financial information that was provided in the Board materials and took into account both the direct and indirect benefits to Ziegler from managing the Fund. The Trustees concluded that Ziegler's profits from managing the Fund would likely not be excessive and, after a review of the relevant financial information, Ziegler appeared to have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

Ziegler Strategic Income Fund

OTHER INFORMATION (Unaudited)

Form N-Q

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Proxy Voting

The Fund files its proxy voting records annually as of June 30 with the SEC on Form N-PX. The Fund's Form N-PX is available without charge by visiting the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Tax Information

For the year ended September 30, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 8.85%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2015, was 8.85%.

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary dividend distributions for the year ended September 30, 2015, which are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the Fund was 97.14%.

For the year ended September 30, 2015, the Percentage of taxable income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00% (unaudited).

Ziegler Strategic Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Ziegler Strategic Income Fund
and the Board of Trustees of Trust for Advised Portfolios

We have audited the accompanying statement of assets and liabilities of the Ziegler Strategic Income Fund, a series of shares of beneficial interest in the Trust for Advised Portfolios, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Ziegler Strategic Income Fund as of September 30, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

  BBD, LLP

Philadelphia, Pennsylvania
November 30, 2015

Ziegler Strategic Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Independent Trustees
John Chrystal 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Since 2011	Founder and Managing Partner of Bent Gate Advisors, LLC, a consulting firm that provides strategic advice and assistance to financial institutions. Previously a Partner at DiMaio Ahmad Capital, an investment management firm.	1	Javelin Mortgage Investments, Inc. and The Bancorp, Inc.
Albert J. DiUlio, S.J. 615 E. Michigan St. Milwaukee, WI 53202 Age: 72	Trustee	Since 2011	Treasurer, Midwest Province and Wisconsin Province of The Society of Jesus (2014 to present); President, Vatican Observatory Foundation (2011 – 2014). Previously, served five years as Secretary for Finance and Higher Education USA Jesuit Conference, followed by a one year Sabbatical.	1	None
David S. Krause 615 E. Michigan St. Milwaukee, WI 53202 Age: 61	Trustee	Since 2011	Director of the Applied Investment Management program and Adjunct Assistant Professor of Finance at Marquette University.	1	None
Harry E. Resis 615 E. Michigan St. Milwaukee, WI 53202 Age: 69	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors.	1	None
Interested Trustee
Ian Martin 615 E. Michigan St. Milwaukee, WI 53202 Age: 46	Trustee	Since 2013	Executive Vice President, U.S. Bancorp Fund Services, LLC	1	None

Ziegler Strategic Income Fund

TRUSTEE AND OFFICER INFORMATION (Unaudited) (Continued)

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During Past 5 Years by Trustee
Officers
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	President and Principal Executive Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Vice President, Huntington Asset Services (2008 – 2011)	N/A	N/A
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Age: 57	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 to present); Field Finance Manager, Johnson Controls, Inc. (2008-2011).	N/A	N/A
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Age: 35	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC, (2011 – present); Senior Fund Administrator, Huntington Asset Services (2002 – 2011)	N/A	N/A
Eric W. Pinciss, Esq. 615 E. Michigan Street Milwaukee, WI 53202 Age: 40	Secretary	Since 2015	Vice President, U.S. Bancorp Fund Services, LLC (January 2012 to present); Contract Attorney, various law firms (2009-2012).	N/A	N/A

The Fund's Statement of Additional Information ("SAI") includes information about the Fund's Trustees and is available without charge, upon request, by calling (844) 886-9704.

ZIEGLER STRATEGIC INCOME FUND

– INVESTOR CLASS (ZLSCX)

– INSTITUTIONAL CLASS (ZLSIX)

Quasar Distributors, LLC

615 E. Michigan Street

Milwaukee, WI 53201-1811

www.zcmfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Albert J. DiUlio, David S. Krause and Harry E. Resis are the “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Ziegler Strategic Income Fund

	BBD, LLP	BBD, LLP
	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$14,000	$14,000
Audit-Related Fees	None	None
Tax Fees	$2,000	$2,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Ziegler Strategic Income Fund

	BBD, LLP	BBD, LLP
	FYE 9/30/2015	FYE 9/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Ziegler Strategic Income Fund

	BBD, LLP	BBD, LLP
Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, President

Date	12/8/15

By	/s/ Russell B. Simon
Russell B. Simon, Treasurer

Date	12/8/15